UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 6, 2024

BMO 2024-5C3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002006440)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

German American Capital Corporation

(Central Index Key number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

UBS AG

(Central Index Key number 0001685185)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-10	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2024 (the “Closing Date”), BMO 2024-5C3 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-5C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C3, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2024 under Commission File No. 333-255934-10 (the “January 29, 2024 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Galleria at Tyler Whole Loan”) relating to the Mortgage Loan (the “Galleria at Tyler Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Galleria at Tyler was required to be serviced and administered pursuant to the Benchmark 2024-V5 PSA, which is the servicing agreement for the Benchmark 2024-V5 Mortgage Trust securitization trust (into which a Companion Loan with respect to the Galleria at Tyler Whole Loan was deposited). The Benchmark 2024-V5 PSA was filed as Exhibit 4.3 to the January 29, 2024 Form 8-K.

On May 6, 2024, the Controlling Pari Passu Companion Loan with respect to the Galleria at Tyler Whole Loan was contributed to the commercial mortgage securitization transaction (the “BANK5 2024-5YR6 Securitization”) involving the issuance of the BANK5 Trust 2024-5YR6, Commercial Mortgage Pass-Through Certificates, Series 2024-5C25 (the “BANK5 2024-5YR6 Certificates”). Upon the issuance of the BANK5 2024-5YR6 Certificates, the servicing and administration of the Galleria at Tyler Whole Loan are required to be transferred from the Benchmark 2024-V5 PSA to the pooling and servicing agreement governing the issuance of the BANK5 Trust 2024-5YR6 Certificates, dated as of May 1, 2024 (the “BANK5 2024-5YR6 PSA”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “BANK5 2024-5YR6 Depositor”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BANK5 2024-5YR6 PSA, in the form most recently filed with the Commission by or on behalf of the BANK5 2024-5YR6 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BANK5 2024-5YR6 PSA applicable to the servicing of the Galleria at Tyler Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on January 29, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-10, but will differ in certain respects as described below and, treating the BANK5 2024-5YR6 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Galleria at Tyler Whole Loan becoming a specially serviced loan under the BANK5 2024-5YR6 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Galleria at Tyler Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	In connection with a workout of the Galleria at Tyler Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Galleria at Tyler Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 and a minimum workout fee of $25,000, in the aggregate with respect to any particular corrected loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to the lesser of (i) 1% of the related payment or proceeds (exclusive of default interest) received in connection with the liquidation of the Galleria at Tyler Whole Loan or related REO Property (or, if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such higher rate as would result in an aggregate liquidation fee equal to $25,000) and (ii) $1,000,000.
•	The Mortgaged Property relating to the Galleria at Tyler Whole Loan will be subject to inspection (A) at least once every twelve (12) months if the related Pari Passu Companion Loan contributed to the BANK5 2024-5YR6 Securitization has an outstanding principal balance of $2,000,000 or more or (B) at least once every twenty-four (24) months if the related Pari Passu Companion Loan contributed to the BANK5 2024-5YR6 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in 2025 (and such Mortgaged Property is required to be inspected on or prior to December 31, 2026) in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	BANK5 2024-5YR6 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-5C3 – Form 8-K